STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC2

Payment Number	8
Beginning Date of Collection Period	01-May-04
End Date of Collection Period	31-May-04
Payment Date	21-Jun-04
Previous Payment Date	20-May-04

Group 1 Funds Disbursement
Collected Funds including Skip-a-Pay and excluding Premium Amount	37,048,058.38
Available Payment Amount	36,696,969.43
Principal Collections	30,540,505.34
Interest Collections (net of servicing fee)	6,156,464.09
Net of Principal Recoveries	6,156,464.09
Principal Recoveries	0.00
Servicing Fee	384,168.95
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	37,048,058.38
Interest Paid to Notes and Components	985,194.13
Principal Paid to Notes and Components	30,606,124.95
Transferor - pursuant to 5.01 (a) (xiv)	5,072,570.35
Servicing Fee	384,168.95

Group 1 Pool Balance
Beginning Pool Balance	922,005,475.14
Principal Collections (including repurchases)	30,540,505.34
Additional Principal Reduction Amount	65,619.61
Ending Pool Balance	891,399,350.19

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.51%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.09%
Net Yield	8.43%
Realized Losses	0.00
Cumulative Realized Losses	475,816.21
Cumulative Loss Percentage	0.04%
Delinquent Loans
One Payment Principal Balance of loans	29,117,728.67
One Payment Number of loans	259
Two Payments Principal Balance of loans	5,951,075.92
Two Payments Number of loans	61
Three+ Payments Principal Balance of loans	21,087,349.78
Three+ Payments Number of loans	198

Two+ Payments Delinquency Percentage	3.03%
Two+ Payments Rolling Average	2.64%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	8,215
Number of loans outstanding end of period	7,939
Number of REO as of the end of the Collection Period	13
Principal Balance of REO as of the end of the Collection Period	1,323,965.57

Group 1 Overcollateralization
Beginning OC Amount	162,287,972.30
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	162,287,972.30

Target OC Amount	162,287,972.30
Interim OC Amount	162,287,972.30
Interim OC Deficiency	-

Monthly Excess Cashflow	5,072,570.35
Principal Payment Amount	30,540,505.34
Principal Collections	30,540,505.34
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds including Skip-a-Pay	11,358,089.51
Available Payment Amount	11,267,042.58
Principal Collections	9,796,760.36
Interest Collections (net of servicing fee)	1,470,282.22
Net of Principal Recoveries	1,470,282.22
Principal Recoveries	0.00
Servicing Fee	91,046.93
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	11,358,089.51
Interest Paid to Notes and Components	237,376.88
Principal Paid to Notes and Components	9,796,760.36
Transferor - pursuant to 5.01 (a) (xiv)	1,232,905.34
Servicing Fee	91,046.93

Group 2 Pool Balance
Beginning Pool Balance	218,512,630.78
Principal Collections (including repurchases)	9,796,760.36
Additional Principal Reduction Amount	0.00
Ending Pool Balance	208,715,870.42

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	8.57%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.00%
Net Yield	8.57%
Realized Losses	0.00
Cumulative Realized Losses	100,249.00
Cumulative Loss Percentage	0.04%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	6,801,705.10
One Payment - Number of mortgage loans	55
Two Payments - Principal Balance of mortgage loans	1,260,300.21
Two Payments - Number of mortgage loans	11
Three+ Payments - Principal Balance of mortgage loans	5,606,988.65
Three+ Payments - Number of mortgage loans	49

Two+ Payments Delinquency Percentage	3.29%
Two+ Payments Rolling Average	2.72%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	1,575
Number of loans outstanding end of period	1,524
Number of REO as of the end of the Collection Period	2
Principal Balance of REO as of the end of the Collection Period	73,071.17

Group 2 Overcollateralization
Beginning OC Amount	39,285,123.64
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
Ending OC Amount	39,285,123.64

Target OC Amount	39,285,123.64
Interim OC Amount	39,285,123.64
Interim OC Deficiency	0.00

Monthly Excess Cashflow	1,232,905.34
Principal Payment Amount	9,796,760.36
Principal Collections	9,796,760.36
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	0.00
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	1.10000%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	1.39000%
Class A-1 Note Rate	1.39000%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	1.70000%
Class M-1 Component Rate	1.70000%
Group 1 Available Funds Cap	7.64197%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	1.43000%
Class A-2 Note Rate	1.43000%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	1.70000%
Class M-2 Component Rate	1.70000%
Group 2 Available Funds Cap	7.72132%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	29.696265
2. Principal Payment per $1,000	28.812598
3. Interest Payment per $1,000	0.883667

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	1.39000%
2. Days in Accrual Period	32

3. Class A-1 Interest Due	730,079.24
4. Class A-1 Interest Paid	730,079.24
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	590,891,470.55
2. Class A-1 Principal Due	23,804,767.05
3. Class A-1 Principal Paid	23,804,767.05
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	567,086,703.50

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.7151979
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.6863853
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.6361758

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	38.985056
2. Principal Payment per $1,000	38.099084
3. Interest Payment per $1,000	0.885972

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	1.43000%
2. Days in Accrual Period	32

3. Class A-2 Interest Due	177,191.84
4. Class A-2 Interest Paid	177,191.84
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	139,399,172.23
2. Class A-2 Principal Due	7,619,702.50
3. Class A-2 Principal Paid	7,619,702.50
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	131,779,469.73

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.6970063
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.6589072
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.6313821

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	29.893342
2. Principal Payment per $1,000	28.812598
3. Interest Payment per $1,000	1.080743

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	1.70000%
2. Days in Accrual Period	32

3. Class M-1 Interest Due	255,114.89
4. Class M-1 Interest Paid	255,114.89
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	168,826,032.29
2. Class M-1 Principal Due	6,801,357.90
3. Class M-1 Principal Paid	6,801,357.90
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	162,024,674.39

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.7151979
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.6863853
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1817644

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	39.152338
2. Principal Payment per $1,000	38.099084
3. Interest Payment per $1,000	1.053254

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	1.70000%
2. Days in Accrual Period	32

3. Class M-2 Interest Due	60,185.04
4. Class M-2 Interest Paid	60,185.04
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	39,828,334.91
2. Class M-2 Principal Due	2,177,057.86
3. Class M-2 Principal Paid	2,177,057.86
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	37,651,277.05

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.6970063
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.6589072
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1803949

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on June 21, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 13th day of June, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer